MUNIHOLDINGS
                                                            FLORIDA INSURED FUND

                               [GRAPHIC OMITTED]

                                                    STRATEGIC
                                                            Performance

                                                            Annual Report
                                                            August 31, 1998

                        MuniHoldings Florida Insured Fund

The Benefits and
Risks of
Leveraging

MuniHoldings Florida Insured Fund has the ability to leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

                              MuniHoldings Florida Insured Fund, August 31, 1998

DEAR SHAREHOLDER

Since inception (September 26, 1997) through August 31, 1998, the Common Shares of MuniHoldings Florida Insured Fund earned $0.778 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.21%, based on a month-end per share net asset value of $16.03. Over the same period, the total investment return on the Fund's Common Shares was +11.97%, based on a change in per share net asset value from $15.00 to $16.03, and assuming reinvestment of $0.709 per share income dividends.

For the six months ended August 31, 1998, the total investment return on the Fund's Common Shares was +5.50%, based on a change in per share net asset value from $15.61 to $16.03, and assuming reinvestment of $0.401 per share income dividends.

For the six-month period ended August 31, 1998, the Fund's Preferred Shares had an average yield of 3.67% for Series A and 3.53% for Series B.

The Municipal Market Environment

Long-term tax-exempt bond yields declined slightly during the six months ended August 31, 1998. Throughout most of this year, foreign economic factors have continued to outweigh US domestic fundamentals. Thus far this year, the near absence of inflationary pressures in the United States continued to support low interest rates. Consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board would be forced eventually to raise short-term interest rates. This action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. However, the weakening financial conditions in many Asian countries, combined with the currency devaluation in Russia, calmed investor concerns of Federal Reserve Board intervention, and fixed-income bond prices again moved higher. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal bond yields fell approximately 10 basis points (0.10%) to end the six-month period at 5.26%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp US equity market correction at the end of August triggered an additional flight into US Treasury securities. Long-term US Treasury bond yields declined approximately 70 basis points to end the six-month period at 5.21%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. To a large extent these supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first eight months of 1998, almost $150 billion in new tax-exempt bonds were underwritten, an increase of about 40% compared to the same period a year ago. During the most recent three months, municipalities issued almost $75 billion in new securities, an increase of nearly 25% compared to the same three-month period in 1997.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower municipal bond yields to generate the economic savings necessary for additional tax-exempt bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures, which have lessened recently, are likely to abate further later in the year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries might have lowered US economic growth in the first half of 1998 by as much as 2%. Since further trade deterioration is likely in the coming months, we do not believe the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At August 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

During the six months ended August 31, 1998, we maintained our constructive outlook toward interest rates as the US economy showed signs of moderating, and inflation remained benign. Combined with the continued turmoil in the Asian equity markets, the Federal Reserve Board did not change short-term interest rates during the period. As a result, we maintained a fully invested position in order to seek to enhance shareholder income.

At current interest rate levels, with long-term municipal bond yields nearing 5%, we may begin to sell some of the Fund's more aggressively structured securities. Proceeds of these sales would be concentrated in cash reserves or used to purchase less interest rate-sensitive, income-oriented holdings. Although the fundamental economic backdrop for the marketplace is still quite supportive, we would expect the municipal market to participate only marginally in any further fixed-income price gains.

In Conclusion

We appreciate your ongoing interest in MuniHoldings Florida Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and
Co-Portfolio Manager


/s/ Robert D. Sneeden

Robert D. Sneeden
Co-Portfolio Manager

September 28, 1998

================================================================================
Effective July 1998, Robert D. Sneeden became co-portfolio manager of MuniHoldings Florida Insured Fund. Mr. Sneeden has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Portfolio Manager. Prior thereto, he was a vice president at Lehman Brothers from 1990 to 1994.
================================================================================


                                      2 & 3

                              MuniHoldings Florida Insured Fund, August 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P     Moody's    Face                                                                                 Value
STATE              Ratings   Ratings   Amount    Issue                                                                     (Note 1a)
====================================================================================================================================
Florida--92.3%     AAA       Aaa       $ 1,500   Brevard County, Florida, School Board, COP, Series B, Refunding, 5.50%
                                                 due 7/01/2021 (c)                                                          $  1,574
                   -----------------------------------------------------------------------------------------------------------------
                                                 Broward County, Florida, HFA, M/F Housing Revenue Bonds (Heron Pointe
                                                 Apartments Project), AMT, Series A (d):
                   AAA       Aaa           800     5.65% due 11/01/2022                                                          829
                   AAA       Aaa         1,250     5.70% due 11/01/2029                                                        1,296
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,650   Broward County, Florida, Professional Sports Facilities, Tax Revenue
                                                 Bonds (Civic Arena Project), Series A, 5.625% due 9/01/2028 (b)               1,745
                   -----------------------------------------------------------------------------------------------------------------
                   NR*       Aaa         9,000   Clay County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County), AMT,
                                                 5.45% due 4/01/2031 (e)                                                       9,086
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,500   Cocoa, Florida, Water and Sewer Revenue Improvement Bonds, 5.75% due
                                                 10/01/2017 (i)                                                                2,710
                   -----------------------------------------------------------------------------------------------------------------
                   NR*       NR*         4,440   Collier County, Florida, IDA, IDR, Refunding (Southern States Utilities),
                                                 AMT, 6.50% due 10/01/2025                                                     4,720
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,000   Dade County, Florida, Aviation Revenue Bonds (Miami International Airport),
                                                 AMT, Series B, 5.125% due 10/01/2022 (d)                                      1,988
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         6,500   Dade County, Florida, Aviation Revenue Bonds, Series B, 5.60% due
                                                 10/01/2026 (b)                                                                6,896
                   -----------------------------------------------------------------------------------------------------------------
                                                 Dade County, Florida, HFA, M/F Mortgage Revenue Bonds (Golden Lakes
                                                 Apartments Project), AMT, Series A:
                   NR*       NR*         1,335     5.95% due 11/01/2027                                                        1,388
                   NR*       NR*         1,445     6.05% due 11/01/2039                                                        1,502
                   -----------------------------------------------------------------------------------------------------------------
                                                 Dade County, Florida, HFA, M/F Mortgage Revenue Bonds (Siesta Pointe
                                                 Apartments), AMT, Series A (d):
                   AAA       Aaa         1,225     5.65% due 9/01/2017                                                         1,270
                   AAA       Aaa         1,700     5.70% due 9/01/2022                                                         1,762
                   AAA       Aaa         1,890     5.75% due 9/01/2029                                                         1,958
                   -----------------------------------------------------------------------------------------------------------------
                                                 Dade County, Florida, Water and Sewer System Revenue Bonds (i):
                   AAA       Aaa         1,885     5.375% due 10/01/2016                                                       1,986
                   AAA       Aaa        11,930     5.50% due 10/01/2025                                                       12,512
                   -----------------------------------------------------------------------------------------------------------------
                   NR*       Aaa         2,300   Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 5.30%
                                                 due 4/01/2031 (e)                                                             2,322
                   -----------------------------------------------------------------------------------------------------------------
                   BBB+      A3          4,500   Escambia County, Florida, HFA, Health Facilities Revenue Bonds
                                                 (Baptist Hospital and Baptist Manor), 5.125% due 10/01/2019                   4,434
                   -----------------------------------------------------------------------------------------------------------------
                   NR*       Aaa         2,500   Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds
                                                 (Multi-County Program), AMT, Series C, 5.80% due 10/01/2019 (e)               2,589
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,675   Florida HFA (Lago Village Apartments Projects), AMT, Series F,
                                                 5.90% due 12/01/2027 (c)                                                      1,769
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa        10,970   Florida HFA, RITR, Series 12, 7.77% due 7/01/2029 (b)(g)                     12,079
                   -----------------------------------------------------------------------------------------------------------------
                                                 Florida Housing Finance Corporation Revenue Bonds (Homeowner
                                                 Mortgage), Series 1 (b):
                   AAA       Aaa         2,120     5.10% due 1/01/2013                                                         2,123
                   AAA       Aaa         2,750     5.10% due 7/01/2013                                                         2,754
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,210   Florida Ports Financing Commission Revenue Bonds (State Transportation
                                                 Trust Fund), AMT, 5.375% due 6/01/2027 (b)                                    2,267
                   -----------------------------------------------------------------------------------------------------------------
                   AA+       Aa2         1,000   Florida State Department of Transportation (Right of Way Acquisition and
                                                 Bridge), 5.50% due 7/01/2021                                                  1,039
                   -----------------------------------------------------------------------------------------------------------------
                                                 Florida State Mid-Bay Bridge Authority Revenue Bonds, Series A (c):
                   AAA       Aaa         3,400     5.45%** due 10/01/2022                                                        993
                   NR*       Aaa         5,000     5.45%** due 10/01/2023                                                      1,380
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         7,435   Florida State Turnpike Authority Revenue Bonds (Department of
                                                 Transportation), Series B, 5% due 7/01/2015 (b)                               7,540
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,500   Fort Myers, Florida, Improvement Revenue Refunding Bonds, Series A,
                                                 5% due 12/01/2022 (c)                                                         1,492
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         5,700   Hillsborough County, Florida, Aviation Authority, Revenue Refunding
                                                 Bonds (Tampa International Airport), Series B, 5.125% due 10/01/2017 (c)      5,771
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         3,000   Hillsborough County, Florida, Port District, Special Revenue Refunding
                                                 Bonds (Tampa Port Authority), AMT, 6% due 6/01/2020 (d)                       3,252
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa        11,015   Hillsborough County, Florida, School Board, COP, RITR, Series 31, 6.82%
                                                 due 7/01/2021 (b)(g)                                                         11,924
                   -----------------------------------------------------------------------------------------------------------------
                   NR*       Aaa         2,415   Homestead, Florida, Water and Wastewater Revenue Refunding Bonds, 5.25%
                                                 due 10/01/2027 (c)                                                            2,470
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,660   Jacksonville, Florida, Capital Improvement Revenue Refunding Bonds
                                                 (Stadium Project), 4.75% due 10/01/2025 (c)                                   2,566
                   -----------------------------------------------------------------------------------------------------------------
                                                 Jacksonville, Florida, Health Facilities Authority, Hospital Revenue
                                                 Bonds:
                   AAA       Aaa        18,225     (Charity Obligation Group), Series A, 5.125% due 8/15/2027 (b)             18,232
                   NR*       VMIG1+        700     Refunding (Genesis Rehabilitation Hospital), VRDN, 3.70% due
                                                   5/01/2021 (a)                                                                 700
                   -----------------------------------------------------------------------------------------------------------------
                   AA-       A1          2,000   Lakeland, Florida, Electric and Water Revenue Bonds, 5.50%
                                                 due 10/01/2026                                                                2,090
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         5,540   Lakeland, Florida, Hospital Systems, Revenue Refunding Bonds
                                                 (Lakeland Regional Medical Center), Series A, 5% due 11/15/2022 (b)           5,471
                   -----------------------------------------------------------------------------------------------------------------
                                                 Leon County, Florida, School Board, COP (Master Lease Program) (b):
                   AAA       Aaa         2,460     5.125% due 7/01/2017                                                        2,502
                   AAA       Aaa         1,000     5.125% due 7/01/2022                                                        1,002
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,000   Manatee County, Florida, School Board, COP, 6.125% due
                                                 7/01/2006 (b)(f)(g)                                                           1,150
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         3,665   Martin County, Florida, Health Facilities Authority, Hospital
                                                 Revenue Bonds (Martin Memorial Medical Center Project), Series A,
                                                 5.375% due 11/15/2024 (b)                                                     3,797
                   -----------------------------------------------------------------------------------------------------------------
                   A1+       VMIG1+        300   Martin County, Florida, PCR, Refunding (Florida Power and Light
                                                 Company Project), VRDN, 3.70% due 9/01/2024 (a)                                 300
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,000   Miami-Dade County, Florida, Public Facilities Revenue Bonds
                                                 (Jackson Memorial Hospital), 5% due 6/01/2018 (d)                               995
                   -----------------------------------------------------------------------------------------------------------------
                                                 Miami-Dade County, Florida, Special Obligation Revenue Bonds,
                                                 Series B (b):
                   AAA       Aaa        15,000     5.66%** due 10/01/2033                                                      2,297
                   AAA       Aaa        10,885     5.66%** due 10/01/2034                                                      1,576
                   AAA       Aaa        16,340     5.61%** due 10/01/2035                                                      2,237
                   -----------------------------------------------------------------------------------------------------------------

Portfolio          To simplify the listings of MuniHoldings Florida Insured
abbreviations      Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of some of the securities according to the list below and at right.

                   AMT    Alternative Minimum Tax (subject to)
                   COP    Certificates of Participation
                   DATES  Daily Adjustable Tax-Exempt Securities
                   HFA    Housing Finance Agency
                   IDA    Industrial Development Authority
                   IDR    Industrial Development Revenue Bonds
                   M/F    Multi-Family
                   PCR    Pollution Control Revenue Bonds
                   RITR   Residual Interest Trust Receipts
                   S/F    Single-Family
                   VRDN   Variable Rate Demand Notes


                                     4 & 5

                              MuniHoldings Florida Insured Fund, August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                     S&P     Moody's    Face                                                                                 Value
STATE              Ratings   Ratings   Amount    Issue                                                                     (Note 1a)
====================================================================================================================================
Florida            AAA       Aaa       $ 4,000   North Broward, Florida, Hospital District Revenue Refunding and
(concluded)                                      Improvement Bonds, 5.375% due 1/15/2024 (b)                                 $ 4,136
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         3,340   Okaloosa County, Florida, Gas District Revenue Bonds (Gas Systems),
                                                 Series A, 5.625% due 10/01/2023 (b)                                           3,577
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       NR*         1,000   Orange County, Florida, HFA, M/F Housing Revenue Bonds (Metro Place
                                                 Apartments), AMT, Series A, 5.35% due 10/01/2023 (h)                          1,012
                   -----------------------------------------------------------------------------------------------------------------
                   NR*       Aaa        10,000   Orange County, Florida, School Board, COP, Refunding, Series A,
                                                 5.375% due 8/01/2022 (b)                                                     10,353
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         5,000   Orange County, Florida, Tourist Development Tax Revenue Refunding Bonds,
                                                 5.125% due 10/01/2021 (b)                                                     5,037
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,250   Orlando and Orange County Expressway Authority, Florida, Expressway
                                                 Revenue Refunding Bonds (Junior Lien), 5% due 7/01/2021 (i)                   1,243
                   -----------------------------------------------------------------------------------------------------------------
                   NR*       Aaa         1,500   Pinellas County, Florida, HFA, S/F Housing Revenue Bonds (Multi-County
                                                 Program), Series A-1, AMT, 5.30% due 9/01/2030 (e)                            1,514
                   -----------------------------------------------------------------------------------------------------------------
                   A1+       VMIG1+      1,400   Pinellas County, Florida, Health Facilities Authority, Revenue Refunding
                                                 Bonds (Pooled Hospital Loan Program), DATES, 3.65% due 12/01/2015 (a)         1,400
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         3,000   Pinellas County, Florida, Sewer Revenue Refunding Bonds, 5% due
                                                 10/01/2024 (i)                                                                2,983
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         7,095   Saint Johns' County, Florida, IDA, IDR (Professional Golf Hall of Fame
                                                 Project), 5.875% due 9/01/2023 (b)                                            7,645
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,750   South Miami, Florida, Health Facilities Authority, Hospital Revenue
                                                 Refunding Bonds (Baptist Health Systems Obligation Group), 5.50%
                                                 due 10/01/2020 (b)                                                            2,866
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa        10,000   Saint Petersburg, Florida, Excise Tax Revenue Refunding Bonds, 5.15%
                                                 due 10/01/2013 (i)                                                           10,249
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         7,500   Tampa, Florida, Sports Authority Revenue Bonds (Stadium Project), 5.25%
                                                 due 1/01/2027 (b)                                                             7,661
                   -----------------------------------------------------------------------------------------------------------------
                                                 Tampa, Florida, Utility Tax Improvement Bonds:
                   AAA       Aaa         3,335     5.13%** due 10/01/2016 (c)                                                  1,392
                   AAA       Aaa         5,600     5% due 10/01/2019 (d)                                                       5,604
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         7,250   Tampa-Hillsborough County, Florida, Expressway Authority, Revenue
                                                 Refunding Bonds, 5% due 7/01/2027 (c)                                         7,206
                   -----------------------------------------------------------------------------------------------------------------
                                                 Village Center Community Development District, Florida, Recreational
                                                 Revenue Refunding Bonds, Senior Series A (b):
                   AAA       Aaa        10,025     5% due 11/01/2021                                                           9,970
                   AAA       Aaa         2,515     5.50% due 11/01/2013                                                        2,748
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         5,000   Winter Haven, Florida, Utility System Revenue Refunding and Improvement
                                                 Bonds, 4.75% due 10/01/2028 (b)                                               4,814
====================================================================================================================================
Illinois--1.5%     AAA       Aaa         4,000   Illinois Development Financing Authority, PCR, Refunding (Illinois Power
                                                 Company Project), Series A, 5.40% due 3/01/2028 (b)                           4,074
====================================================================================================================================
New York--4.9%     BBB+      Baa1        5,950   Metropolitan Transportation Authority of New York, Commuter Facilities
                                                 Revenue Bonds, Series A, 5.25% due 7/01/2028                                  5,986
                   -----------------------------------------------------------------------------------------------------------------
                   A1+       VMIG1+      3,100   New York City, New York, Municipal Water Finance Authority, Water and
                                                 Sewer System Revenue Bonds, VRDN, Series G, 3.70% due 6/15/2024 (a)(i)        3,100
                   -----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         4,500   New York State Dormitory Authority Revenue Refunding Bonds (Library
                                                 Facilities), 5.25% due 7/01/2019                                              4,579
====================================================================================================================================
Texas--0.0%        A1+       NR*           100   Harris County, Texas, Health Facilities Development Corporation,
                                                 Hospital Revenue Bonds (Methodist Hospital), VRDN, 3.65%
                                                 due 12/01/2025 (a)                                                              100
====================================================================================================================================
                   Total Investments (Cost-$264,979)-98.7%                                                                   273,584
                   Other Assets Less Liabilities-1.3%                                                                          3,682
                                                                                                                             -------
                   Net Assets-100.0%                                                                                        $277,266
                                                                                                                            ========
====================================================================================================================================

                   (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1998.
                   (b) MBIA Insured.
                   (c) AMBAC Insured.
                   (d) FSA Insured.
                   (e) GNMA and FNMA Collateralized.
                   (f) Prerefunded.
                   (g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1998.
                   (h) FNMA Collateralized.
                   (i) FGIC Insured.
                   *   Not Rated.
                   ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                   +   Highest short-term rating by Moody's Investors Service,
                       Inc.
                   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                       See Notes to Financial Statements.

Quality Profile    The quality ratings of securities in the Fund as of August
                   31, 1998 were as follows:

                    ------------------------------------------------------------
                                                                      Percent of
                    S&P Rating/Moody's Rating                         Net Assets
                    ------------------------------------------------------------
                    AAA/Aaa ..........................................     89.0%
                    AA/Aa ............................................      1.1
                    A/A ..............................................      1.6
                    BBB/Baa ..........................................      2.2
                    NR (Not Rated) ...................................      2.8
                    Other+ ...........................................      2.0
                    ------------------------------------------------------------
                   +Temporary investments in short-term municipal securities.


                                     6 & 7

                              MuniHoldings Florida Insured Fund, August 31, 1998
--------------------------------------------------------------------------------
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
--------------------------------------------------------------------------------

                   As of August 31, 1998
===============================================================================================
Assets:            Investments, at value (identified
                   cost-$264,978,744) (Note 1a) ...................                $273,583,871
                   Cash ...........................................                      63,829
                   Interest receivable ............................                   4,017,259
                   Prepaid expenses and other assets ..............                      12,233
                                                                                   ------------
                   Total assets ...................................                 277,677,192
                                                                                   ------------
===============================================================================================
Liabilities:       Payables:
                     Investment adviser (Note 2) ..................   $  110,848
                     Offering costs (Note 1e) .....................       92,767
                     Dividends to shareholders
                     (Note 1f) ....................................       70,494        274,109
                                                                      ----------
                   Accrued expenses and other liabilities .........                     137,026
                                                                                   ------------
                   Total liabilities ..............................                     411,135
                                                                                   ------------
===============================================================================================
Net Assets:        Net assets .....................................                $277,266,057
                                                                                   ============
===============================================================================================
Capital:           Capital Shares (unlimited number of
                   shares of beneficial interest
                   authorized) (Note 4):
                     Preferred Shares, par value $.10 per
                     share (4,190 shares of AMPS* issued
                     and outstanding at $25,000 per share
                     liquidation preference) ......................                $104,750,000

                     Common Shares, par value $.10 per
                     share (10,764,871 shares issued and
                     outstanding) .................................  $ 1,076,487

                   Paid-in capital in excess of par ...............  159,135,551
                   Undistributed investment income-net ............      748,414
                   Undistributed realized capital gains
                   on investments-net .............................    2,950,478
                   Unrealized appreciation on investments-net .....    8,605,127
                                                                      ----------
                   Total capital-Equivalent to $16.03
                   net asset value of Common Share (market
                   price-$14.8125) ................................                 172,516,057
                                                                                   ------------
                   Total capital ..................................                $277,266,057
                                                                                   ============
===============================================================================================

                  *Auction Market Preferred Shares.

                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                   For the Period September 26, 1997+ to August 31, 1998
===============================================================================================
Investment         Interest and amortization of premium
Income (Note 1d):    and discount earned ..........................                $ 12,883,025
===============================================================================================
Expenses:          Investment advisory fees (Note 2) ..............  $ 1,351,976
                   Commission fees (Note 4) .......................      230,324
                   Professional fees ..............................       65,284
                   Accounting services (Note 2) ...................       53,097
                   Transfer agent fees ............................       25,748
                   Trustees' fees and expenses ....................       22,963
                   Custodian fees .................................       18,880
                   Organization expenses ..........................       15,000
                   Listing fees ...................................       14,911
                   Pricing fees ...................................        7,756
                   Printing and shareholder reports ...............        5,518
                   Other ..........................................       28,087
                                                                     -----------
                   Total expenses before reimbursement ............    1,839,544
                   Reimbursement of expenses (Note 2) .............     (508,580)
                                                                     -----------
                   Total expenses after reimbursement .............                   1,330,964
                                                                                   ------------
                   Investment income-net ..........................                  11,552,061
                                                                                   ------------
===============================================================================================
Realized &         Realized gain on investments-net ...............                   2,950,478
Unrealized Gain    Unrealized appreciation on investments-net .....                   8,605,127
on Investments--                                                                   ------------
Net (Notes 1b, 1d  Net Increase in Net Assets Resulting from
& 3);              Operations .....................................                $ 23,107,666
                                                                                   ============
===============================================================================================

                  +Commencement of operations.

                   See Notes to Financial Statements.


                                     8 & 9

                              MuniHoldings Florida Insured Fund, August 31, 1998

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  For the Period
                                                                                                  Sept. 26, 1997+
                   Increase (Decrease) in Net Assets:                                             to Aug. 31, 1998
==================================================================================================================
Operations:        Investment income-net .........................................................   $  11,552,061
                   Realized gain on investments-net ..............................................       2,950,478
                   Unrealized appreciation on investments-net ....................................       8,605,127
                                                                                                     -------------
                   Net increase in net assets resulting from operations ..........................      23,107,666
                                                                                                     -------------
==================================================================================================================
Dividends to       Investment income-net:
Shareholders         Common Shares ...............................................................      (7,624,987)
(Note 1f):           Preferred Shares ............................................................      (3,178,660)
                                                                                                     -------------
                   Net decrease in net assets resulting from dividends to shareholders ...........     (10,803,647)
                                                                                                     -------------
==================================================================================================================
Capital Share      Net proceeds from issuance of Common Shares ...................................     161,250,000
Transactions       Proceeds from issuance of Preferred Shares ....................................     104,750,000
(Notes 1e & 4):    Value of shares issued to Common Shareholders in reinvestment of dividends ....         127,870
                   Offering costs resulting from the issuance of Common Shares ...................        (340,658)
                   Offering and underwriting costs resulting from the issuance of Preferred Shares        (925,179)
                                                                                                     -------------
                   Net increase in net assets derived from capital share transactions ............     264,862,033
                                                                                                     -------------
==================================================================================================================
Net Assets:        Total increase in net assets ..................................................     277,166,052
                   Beginning of period ...........................................................         100,005
                                                                                                     -------------
                   End of period* ................................................................   $ 277,266,057
                                                                                                     =============
==================================================================================================================
                  *Undistributed investment income-net ...........................................   $     748,414
                                                                                                     =============
==================================================================================================================

                  +Commencement of operations.

                   See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been derived
                   from information provided in the financial statements.           For the Period
                                                                                    Sept. 26, 1997+
                   Increase (Decrease) in Net Asset Value:                          to Aug. 31, 1998
====================================================================================================
Per Share          Net asset value, beginning of period ............................   $       15.00
Operating                                                                              -------------
Performance:       Investment income-net ...........................................            1.08
                   Realized and unrealized gain on investments-net .................            1.08
                                                                                       -------------
                   Total from investment operations ................................            2.16
                                                                                       -------------
                   Less dividends to Common Shareholders:
                     Investment income-net .........................................            (.71)
                                                                                       -------------
                   Capital charge resulting from issuance of Common Shares .........            (.03)
                                                                                       -------------
                   Effect of Preferred Share activity:++
                     Dividends to Preferred Shareholders:
                       Investment income-net .......................................            (.30)
                     Capital charge resulting from issuance of Preferred Shares ....            (.09)
                                                                                       -------------
                   Total effect of Preferred Share activity ........................            (.39)
                                                                                       -------------
                   Net asset value, end of period ..................................   $       16.03
                                                                                       =============
                   Market price per share, end of period ...........................   $     14.8125
                                                                                       =============
====================================================================================================
Total Investment   Based on market price per share .................................            3.47%++
Return:**                                                                              =============
                   Based on net asset value per share ..............................           11.97%++
                                                                                       =============
====================================================================================================
Ratios to Average  Expenses, net of reimbursement ..................................             .54%*
Net Assets:***                                                                         =============
                   Expenses ........................................................             .75%*
                                                                                       =============
                   Investment income-net ...........................................            4.70%*
                                                                                       =============
====================================================================================================
Supplemental       Net assets, net of Preferred Shares, end of period (in thousands)   $     172,516
Data:                                                                                  =============
                   Preferred Shares outstanding, end of period (in thousands) ......   $     104,750
                                                                                       =============
                   Portfolio turnover ..............................................          101.89%
                                                                                       =============
====================================================================================================
Leverage:          Asset coverage per $1,000 .......................................   $       2,647
                                                                                       =============
====================================================================================================
Dividends          Series A-Investment income-net ..................................   $         753
Per Share on                                                                           =============
Preferred Shares   Series B-Investment income-net ..................................   $         764
Outstanding:                                                                           =============
====================================================================================================

                 * Annualized.
                ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
               *** Do not reflect the effect of dividends to Preferred
                   Shareholders.
                 + Commencement of operations.
                ++ The Fund's Preferred Shares were issued on October 16, 1997. ++ Aggregate total investment return.

                   See Notes to Financial Statements.


                                    10 & 11

                              MuniHoldings Florida Insured Fund, August 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on September 26, 1997 the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Shares on September 18, 1997, to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments-Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments-The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts-The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options-The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income-Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses-Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions-Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the period September 26, 1997 to August 31, 1998, FAM earned fees of $1,351,976, of which $508,580 was voluntarily waived.

During the period September 26, 1997 to August 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), an affiliate of FAM, received underwriting fees of $785,625 in connection with the issuance of the Fund's Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period September 26, 1997 to August 31, 1998 were $503,222,979 and $247,337,066, respectively.

Net realized gains (losses) for the period September 26, 1997 to August 31, 1998 and net unrealized gains as of August 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                    Realized         Unrealized
                                                 Gains (Losses)        Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $ 3,235,976         $ 8,605,127
Financial futures contracts .............           (285,498)                 --
                                                 -----------         -----------
Total ...................................        $ 2,950,478         $ 8,605,127
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of August 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $8,605,127, all of which related to appreciated securities. The aggregate cost of investments at August 31, 1998 for Federal income tax purposes was $264,978,744.

4. Capital Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding for the period September 26, 1997 to August 31, 1998, increased by 10,750,000 from shares sold and by 8,204 as a result of dividend reinvestment. Prior to September 26, 1997 (commencement of operations), the Fund issued 6,667 shares to FAM for $100,005.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 1998 were as follows: Series A, 3.40% and Series B, 3.35%.

In connection with the offering of AMPS, the Board of Directors reclassified 4,190 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period September 26, 1997 to August 31, 1998 increased by 4,190 as a result of the AMPS offering.


                                    12 & 13

                              MuniHoldings Florida Insured Fund, August 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period September 26, 1997 to August 31, 1998, MLPF&S, an affiliate of FAM, earned $218,138 as commissions.

5. Subsequent Event:

On September 8, 1998, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.069530 per share, payable on September 29, 1998 to shareholders of record as of September 22, 1998.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
MuniHoldings Florida Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings Florida Insured Fund as of August 31, 1998, the related statements of operations and changes in net assets, and the financial highlights for the period from September 26, 1997 (commencement of operations) to August 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund as of August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period September 26, 1997 to August 31, 1998 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 6, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Florida Insured Fund during its taxable period ended August 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the period.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents:

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MFL


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011                                                           HOLDFL-8/98


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